Regulatory matters (Tables)	12 Months Ended
Dec. 31, 2023
Regulated Operations [Abstract]
Schedule of Regulatory Assets and Liabilities	The following regulatory proceedings were recently completed:

Utility	State, Province or Country	Regulatory Proceeding Type	Details
Apple Valley Water System	California	General rate review
On February 3, 2023, the California Public Utilities Commission (“CPUC”) issued a final order authorizing an annual revenue increase of $1,494. New rates became effective on April 7, 2023 retroactive to July 1, 2022. The retroactive impact of this final order was recorded in the first quarter of 2023.

Park Water System	California	General rate review
On February 3, 2023, the CPUC issued a final order authorizing an annual revenue increase of $1,105. New rates became effective on April 7, 2023 retroactive to July 1, 2022. The retroactive impact of this final order was recorded in the first quarter of 2023.

CalPeco Electric System	California	General rate review
On April 27, 2023, the California Public Utilities Commission (“CPUC”) issued a final order approving a revenue increase of $26,979. New rates became effective on July 1, 2023 retroactive to January 2022. The retroactive impact of this final order was recorded in the second quarter of 2023.

St. Lawrence Gas	New York	General rate review
On June 22, 2023, the New York State Department of Public Services issued an Order authorizing a revenue increase of $5,249 to be implemented over the course of 2023-2025. New rates became effective July 1, 2023.

Pine Bluff Water	Arkansas	General rate review
On August 4, 2023, the Arkansas Public Service Commission issued an Order approving a unanimous settlement agreement filed by the parties authorizing an annual revenue increase of $3,400. New rates became effective August 15, 2023.

Gas New Brunswick	New Brunswick	General rate review	On September 21, 2023 the Energy & Utilities Board issued a decision authorizing a revenue decrease of $700.
Empire Electric	Arkansas	General rate review	On December 7, 2023, the Arkansas Public Service Commission issued an Order approving the settlement agreement authorizing a revenue increase of $5,300. New rates became effective January 1, 2024.
Empire Electric	Missouri	Securitization
On August 1, 2023, the Missouri Western District Court of Appeals affirmed the amount eligible for securitization in line with the Missouri Public Service Commission’s (“MPSC”) order of $290,383. Subsequent to year-end, on January 30, 2024. the Company completed the securitization to recover the costs associated with the extreme winter storm conditions experienced in Texas and parts of central U.S in February 2021 (“Midwest Extreme Weather Event”) and the remaining book value of the Asbury generating plant. The MPSC’s order excludes a portion of carrying costs and taxes associated with the retirement of the Asbury plant. Thus. the Company has incurred a one-time net loss of $63,495 ($48,452 net of tax) in the third quarter of 2023.

7.Regulatory matters (continued)
Regulatory assets and liabilities consist of the following:

	December 31, 2023	December 31, 2022
Regulatory assets
Fuel and commodity cost adjustments (a)	$326,418	$388,294
Retired generating plant (b)	183,732	174,609
Rate adjustment mechanism (c)	192,880	136,198
Income taxes (d)	101,939	97,414
Deferred capitalized costs (e)	124,517	90,121
Pension and post-employment benefits (f)	68,822	80,736
Environmental remediation (g)	66,779	70,529
Wildfire mitigation and vegetation management (h)	64,146	66,156
Clean energy and other customer programs (i)	37,214	28,145
Asset retirement obligation (j)	26,620	27,172
Debt premium (k)	18,995	24,888
Cost of removal (l)	11,084	11,084
Rate review costs (m)	8,815	9,481
Long-term maintenance contract (n)	4,932	6,504
Other regulatory assets (o)	90,790	60,170
Total regulatory assets	$1,327,683	$1,271,501
Less: current regulatory assets	(142,970)	(190,393)
Non-current regulatory assets	$1,184,713	$1,081,108

Regulatory liabilities
Income taxes (d)	$290,121	$312,671
Cost of removal (l)	185,786	191,173
Pension and post-employment benefits (f)	104,636	68,085
Fuel and commodity cost adjustments (a)	42,850	24,991
Clean energy and other customer programs (i)	12,730	11,572
Rate adjustment mechanism (c)	2,078	343
Other regulatory liabilities (p)	96,095	19,347
Total regulatory liabilities	$734,296	$628,182
Less: current regulatory liabilities	(99,850)	(69,865)
Non-current regulatory liabilities	$634,446	$558,317
Fuel and commodity cost adjustments
The revenue from the utilities includes a component that is designed to recover the cost of electricity and natural gas through rates charged to customers. To the extent actual costs of power or fuel purchased differ from power or fuel costs recoverable through current rates, that difference is deferred and recorded as a regulatory asset or liability on the consolidated balance sheets. These differences are reflected in adjustments to rates and recorded as an adjustment to cost of electricity and fuel in future periods ranging mostly from 6 to 24 months, subject to regulatory review. Derivatives are often utilized to manage the price risk associated with natural gas purchasing activities in accordance with the expectations of state regulators. The gains and losses associated with these derivatives (note 24(b)(i)) are recoverable through the commodity costs adjustment.
In February 2021, the Company’s operations were impacted by the Midwest Extreme Weather Event. As a result of the Midwest Extreme Weather Event, the Company incurred incremental commodity costs during the period of record high pricing and elevated consumption. The Company has commodity cost mechanisms that allow for the recovery of prudently incurred expenses.
In early 2022, pursuant to the securitization statute, Empire Electric sought authorization for the issuance of $221,646 in securitized utility tariff bonds associated with the Midwest Extreme Weather Event and $140,774, in securitized utility tariff bonds for its Asbury costs, which included $21,283 in asset retirement obligations, which are estimates of costs that Empire Electric will recover from the Asbury retirement but which have not yet been incurred. On August 1, 2023, the Missouri Western District Court of Appeals affirmed the amount eligible for securitization in line with the MPSC’s order of $290,383. The MPSC’s order excludes a portion of carrying costs and taxes associated with the retirement of the Asbury plant. Thus, the Company has incurred a one-time net loss of $63,495 ($48,452 net of tax) in the third quarter of 2023.
Subsequent to year-end, on January 30, 2024, Empire District Bondco, LLC, a wholly owned subsidiary of The Empire District Electric Company, completed an offering of approximately $180.5 million of aggregate principal amount of 4.943% Securitized Utility Tariff Bonds with a maturity date of January 1, 2035 and $125 million aggregate principal amount of 5.091% Securitized Utility Tariff Bonds with a maturity date of January 1, 2039, to recover previously incurred qualified extraordinary costs associated with the Midwest Extreme Weather Event and energy transition costs related to the retirement of the Asbury generating plant.
(b)Retired generating plant
On March 1, 2020, the Company’s 200 MW coal generation facility located in Asbury, Missouri, ceased operations. The Company transferred the remaining net book value of Asbury’s plant retired from plant in-service to a regulatory asset. The net book value that may be retained as an asset on the consolidated balance sheets for the retired plant is dependent upon amounts that may be recovered through regulated rates, including any return. An impairment charge, if any, would equal the difference between the remaining net book value of the asset and the present value of the future revenues expected from the asset. The Company is also assessing the decommissioning requirements associated with the retirement of the facility.
Per commission orders in its jurisdictions, the Company is required to track the impact of Asbury's retirement on operating and capital expenses in Missouri for consideration in the next rate case. The Company recorded a regulatory liability for the estimated amount of revenues collected from customers for Asbury from March 1, 2020 to May 1, 2022 that AQN determined was probable of refund. This regulatory liability did not include revenues collected related to the return on investment in Asbury as AQN determined that they were not probable of refund to customers based on the relevant facts and circumstances. The Asbury regulatory liability will be offset for recovery purposes against its unrecovered investment in Asbury and as a result, the regulatory liability is netted against its retired generation facilities regulatory asset.
7.Regulatory matters (continued)
(b)Retired generating plant (continued)
On April 27, 2022, the MPSC issued an order consolidating, for purposes of hearing, the cases regarding the quantum financeable through securitization for Asbury and the Midwest Extreme Weather Event. As noted above under (a) Fuel and commodity cost adjustments, subsequent to year-end, on January 30, 2024, the Company completed the securitization of the costs associated with the retirement of the Asbury plant in accordance with the MPSC’s order.
(c)Rate adjustment mechanism
Revenue for CalPeco Electric System, New England Gas System, Midstates Gas system, EnergyNorth Gas System, Granite State Electric System, Peach State Gas System and BELCO is subject to a revenue decoupling mechanism approved by their respective regulator, which allows revenue decoupling from sales. As a result, the difference between delivery revenue calculated based on metered consumption and approved delivery revenue is recorded as a regulatory asset or liability to reflect future recovery or refund, respectively, from customers over periods ranging from one to five years. The revenue from BELCO includes a component that is designed to recover budgeted capital and operating expenses for the current year. To the extent actual capital and operating expenditures are lower than the budgeted amounts, 80% of the shortfall is refundable to customers and is recorded as a regulatory liability. Retroactive rate adjustments for services rendered but to be collected over a period not exceeding 24 months are accrued upon approval of the final order. The difference between New Brunswick Gas’ regulated revenues and its regulated cost of service in past years is also recorded as a regulatory asset and is recovered on a straight-line basis over 26 years. The Liberty NY Water System has similar trackers, which are recovered over periods ranging from one to two years.
(d)Income taxes
The income taxes regulatory assets and liabilities represent income taxes recoverable through future revenues required to fund flow-through deferred income tax liabilities over the life of the plants and amounts owed to customers for deferred taxes collected at a higher rate than the current statutory rates.
(e)Deferred capitalized costs
Deferred capitalized costs reflect deferred construction costs and fuel-related costs of specific generating facilities of the Empire Electric System. These amounts are being recovered over the life of the plants. The amount also includes capitalized operating and maintenance costs of New Brunswick Gas, and these amounts are being recovered at a rate of 2.43% annually.
In 2020, the Empire Electric System made an election under Missouri law to apply the plant-in-service accounting (“PISA”) regulatory mechanism, which permits the Empire Electric System to defer, on a Missouri jurisdictional basis, 85% of the depreciation expense and carrying costs at the applicable weighted average cost of capital (“WACC”) on certain property, plant and equipment placed in service after the election date and not included in base rates. The portions of regulatory asset balances that are not yet being recovered through rates shall include carrying costs at the WACC, plus applicable federal, state and local income or excise taxes. Regulatory asset balances included in rate base shall be recovered in rates through a 20-year amortization beginning on the effective date of new rates. The Company recognizes the cost of debt on PISA deferrals as reduction of interest expense. The difference between the WACC and cost of debt will be recognized in revenue when recovery of such deferrals is reflected in customer rates.
7.Regulatory matters (continued)
(f)Pension and post-employment benefits
To the extent pension and OPEB costs incurred differ from the costs recoverable through current rates, that difference is deferred and recorded as a regulatory asset or liability as approved by the applicable Regulators and is recovered through rates over a period of three to eight years. In addition, the annual movements in AOCI for pension and OPEB for Empire Electric System, Empire Gas Systems, St. Lawrence Gas System and Liberty NY Water System (note 10(a)) are reclassified to regulatory accounts in accordance with ASC 980. The balance is recovered through rates consistent with the treatment of OCI under ASC 712, Compensation Non-retirement Post-employment Benefits and ASC 715, Compensation Retirement Benefits. As part of certain business acquisitions, the regulators authorized a regulatory asset or liability being set up for the amounts of pension and post-employment benefits that had not yet been recognized in net periodic cost and were presented as AOCI prior to the acquisition. These balances are recovered through rates over the future service years of the employees (an average of 10 years) or consistent with the treatment of OCI under ASC 712, Compensation Non-retirement Post-employment Benefits and ASC 715, Compensation Retirement Benefits before the transfer to regulatory asset occurred.
(g)Environmental remediation
Actual expenditures incurred for the clean-up of certain former natural gas manufacturing facilities (note 12(d)) are recovered through rates over a period of seven years and are subject to an annual cap.
(h)Wildfire mitigation and vegetation management
The regulatory asset includes incremental wildfire liability insurance premium costs approved for tracking in the Company’s California operations as well as the difference between actual and adopted spending related to dead trees program, to prevent future forest fires and general vegetation management. The assets are recovered over two years.
(i)Clean energy and other customer programs
The regulatory asset for clean energy and customer programs includes initiatives related to solar rebate applications processed and resulting rebate-related costs. The amount also includes other energy efficiency programs. The assets are generally included in rate base and recovered over periods of six to ten years.
(j)Asset retirement obligation
Asset retirement obligations are recorded for legally required removal costs of property, plant and equipment. The costs of retirement of assets as well as the on-going liability accretion and asset depreciation expense are expected to be recovered through rates once expenditures are made.
(k)Debt premium
Debt premium on acquired debt is recovered as a component of the weighted average cost of debt.
(l)Cost of removal
Rates charged to customers cover for costs that are expected to be incurred in the future to retire the utility plant. A regulatory liability (or asset) tracks the amounts that have been collected from customers net of costs incurred to date.
(m)Rate review costs
The cost to file, prosecute and defend rate review applications is referred to as rate review costs. These costs are capitalized and amortized over the period of rate recovery granted by the Regulator ranging from one to five years
(n)Long-term maintenance contract
To the extent actual costs of long-term maintenance incurred for one of Empire Electric System's power plants differ from the costs recoverable through current rates, that difference is generally included in rate base and recovered over five years.
(o)Other regulatory assets
The Company’s regulated utilities incur other miscellaneous costs such as storm costs, property taxes, financing costs and equipment costs, which are probable of recovery under existing mechanisms.
7.Regulatory matters (continued)
(p)Other regulatory liabilities
During the year, the Company recognized a regulatory liability of $63,495 relating to the portion of additional securitization costs of Empire Electric that were not allowed as per the Securitization Statute.